Exhibit 99.1

Eagle Energy Metals Corp. and Spring Valley Acquisition Corp. II Announce Effectiveness of Registration Statement and Record and Meeting Dates for Extraordinary General Meeting of Shareholders to Approve Proposed Business Combination

- The U.S. Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 (File No. 333- 290631) (as amended, the “Registration Statement”) filed by Eagle Nuclear Energy Corp. (“New Eagle”) and co-registrant Eagle Energy Metals Corp. (“Eagle”) -

- Extraordinary General Meeting of Shareholders of Spring Valley Acquisition Corp. II (OTC: SVIIF) (“SVII”) to approve proposed business combination with New Eagle and Eagle (the “Proposed Business Combination”) to be held on February 23, 2026 -

- Record date for the Extraordinary General Meeting is January 5, 2026 -

- Upon closing, combined company stock and warrants will trade on Nasdaq under “NUCL” and “NUCLW” ticker symbols -

Reno, NV, February 2, 2026 (GLOBE NEWSWIRE) – Eagle, a next-generation nuclear energy company with rights to the largest open pit-constrained measured and indicated uranium deposit in the United States, and SVII, a special purpose acquisition company, today announced that the SEC has declared effective the Registration Statement, which includes a proxy statement/prospectus in connection with SVII’s Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to approve the Proposed Business Combination. The Proposed Business Combination is expected to result in New Eagle listing its common stock and warrants on Nasdaq under the ticker symbols “NUCL” and “NUCLW,” respectively, subject to approval of its listing application. Additionally, SVII today announced that it has set a record date of January 5, 2026 (the “Record Date”) and meeting date of February 23, 2026 for the Extraordinary General Meeting.

SVII’s shareholders of record at the close of business on the Record Date are entitled to receive notice of the Extraordinary General Meeting and to vote the ordinary shares of SVII owned by them at the Extraordinary General Meeting. The Extraordinary General Meeting will be held virtually and in-person at the offices of Greenberg Traurig, LLP, located at One Vanderbilt Ave, New York, NY 10017. In connection with the Extraordinary General Meeting, SVII’s shareholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on February 19, 2026 by following the procedures specified in the proxy statement/prospectus for the Extraordinary General Meeting. There is no requirement that shareholders affirmatively vote for or against the Proposed Business Combination at the Extraordinary General Meeting in order to redeem their shares for cash.

As announced previously, upon completion of the Proposed Business Combination, SVII and Eagle will each become a direct wholly-owned subsidiary of New Eagle, and New Eagle will become a publicly traded company, with its common stock and warrants expected to trade on the Nasdaq Capital Market under the ticker symbols “NUCL” and “NUCLW,” respectively, and SVII’s securities will no longer trade.

The Record Date determines the holders of SVII’s ordinary shares entitled to receive notice of and to vote at the Extraordinary General Meeting, and at any adjournment or postponement thereof, whereby shareholders will be asked to approve and adopt the Proposed Business Combination, and such other proposals as disclosed in the proxy statement included in the Registration Statement. If the Proposed Business Combination is approved by SVII shareholders, SVII anticipates closing the Proposed Business Combination shortly after the Extraordinary General Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Extraordinary General Meeting will take place at 10:00 a.m., Eastern Time, on February 23, 2026 via a virtual meeting at the following address: https://www.cstproxy.com/svacii/2026 and in-person at the offices of Greenberg Traurig, LLP, located at One Vanderbilt Ave, New York, NY 10017. SVII shareholders entitled to vote at the Extraordinary General Meeting will need the 12-digit meeting control number that is printed on their respective proxy cards to participate in the virtual meeting. SVII recommends that its shareholders wishing to vote at the Extraordinary General Meeting log in at least 15 minutes before the Extraordinary General Meeting starts. SVII encourages its shareholders entitled to vote at the Extraordinary General Meeting to vote their shares via proxy in advance of the Extraordinary General Meeting by following the instructions on the proxy card.

About Eagle Energy Metals Corp.

Eagle Energy Metals Corp. is a next-generation nuclear energy company that combines domestic uranium exploration with proprietary Small Modular Reactor (SMR) technology. The Company holds the rights to the largest open pit-constrained, measured and indicated uranium deposit in the United States, located in southeastern Oregon. This includes the Aurora deposit, with 32.75Mlbs Indicated and 4.98Mlbs Inferred (SK-1300 TRS) of near-surface uranium resource, and the adjacent Cordex deposit, which offers significant potential to expand the project’s overall resource inventory. By integrating advanced SMR technology with a sizeable uranium asset, Eagle is building an integrated nuclear platform positioned to help restore American leadership in the global nuclear industry. For more information about Eagle Energy Metals Corp., visit www.eagleenergymetals.com.

About Spring Valley Acquisition Corp. II

Spring Valley Acquisition Corp. II (OTC: SVIIF, SVIRF, SVIUF, and SVIWF) is a part of a family of investment vehicles formed for the purpose of acquiring or merging with a business focused on the energy and decarbonization industries. SVII is led by Christopher D. Sorrells, Chief Executive Officer and Chairman, and Robert Kaplan, Chief Financial Officer and Head of Business Development. SVII’s board of directors includes Christopher D. Sorrells (Chairman), Sharon Youngblood, Rich Thompson, David Buzby, David Levinson, and Kevin Pohler. Its Sponsor group includes Pearl Energy; a $3.0 billion Texas-based firm focused on the North American energy sector. Spring Valley I successfully completed its business combination with NuScale Power, a leading U.S. small modular reactor (“SMR”) technology company in May 2022. SVII maintains a corporate website at https://sv-ac.com.

Additional Information and Where to Find It

In connection with the Proposed Business Combination, New Eagle filed with the SEC the Registration Statement, which includes a prospectus with respect to New Eagle’s securities to be issued in connection with the Proposed Business Combination and a proxy statement to be distributed to holders of SVII’s Class A Ordinary Shares in connection with SVII’s solicitation of proxies for the vote by SVII’s shareholders with respect to the Proposed Business Combination and other matters described in the Registration Statement (collectively, the “Proxy Statement”). The SEC declared the Registration Statement effective on January 30, 2026, and SVII has filed the definitive Proxy Statement with the SEC on February 2, 2026 and will be mailing copies to shareholders of SVII as of the Record Date. This press release does not contain all of the information that should be considered concerning the Proposed Business Combination and is not a substitute for the Registration Statement, the Proxy Statement or for any other document that SVII, New Eagle or Eagle may file with the SEC. Before making any investment or voting decision, investors and security holders of SVII, New Eagle and Eagle are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about New Eagle, Eagle, SVII and the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by SVII, New Eagle or Eagle through the website maintained by the SEC at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

New Eagle, Eagle, SVII and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from SVII’s shareholders in connection with the Proposed Business Combination. For more information about the names, affiliations and interests of SVII’s directors and executive officers, please refer to SVII’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025 (the “2024 Form 10-K”) and the Registration Statement, the Proxy Statement and other relevant materials filed or to be filed with the SEC in connection with the Proposed Business Combination when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of SVII’s shareholders generally, are included in the Registration Statement and the Proxy Statement. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, carefully, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act of 1934, as amended. This press release shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, SVII’s, New Eagle’s, Eagle’s, or their respective management teams’ expectations concerning the Proposed Business Combination and expected benefits thereof; the outlook for Eagle’s or New Eagle’s business; the abilities to execute Eagle’s or New Eagle’s strategies; projected and estimated financial performance; anticipated industry trends; the future price of minerals; future capital expenditures; success of exploration activities; mining or processing issues; government regulation of mining operations; and environmental risks; as well as any information concerning possible or assumed future results of operations of Eagle or New Eagle. The forward-looking statements are based on the current expectations of the respective management teams of Eagle, New Eagle, and SVII, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of SVII’s securities; (ii) the risk that the Proposed Business Combination may not be completed by SVII’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SVII; (iii) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the related merger agreement (the “Merger Agreement”) by the shareholders of SVII and the receipt of regulatory approvals; (iv) market risks; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Proposed Business Combination on Eagle’s business relationships, performance, and business generally; (vii) risks that the Proposed Business Combination disrupts current plans of Eagle and potential difficulties in its employee retention as a result of the Proposed Business Combination; (viii) the outcome of any legal proceedings that may be instituted against Eagle or SVII related to the Merger Agreement or the Proposed Business Combination; (ix) failure to realize the anticipated benefits of the Proposed Business Combination; (x) the inability to meet listing requirements and maintain the listing of the combined company’s securities on Nasdaq Capital Market or a comparable exchange; (xi) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro- economic and social environments affecting its business; (xii) fluctuations in spot and forward markets for lithium and uranium and certain other commodities (such as natural gas, fuel oil and electricity); (xiii) restrictions on mining in the jurisdictions in which Eagle operates; (xiv) laws and regulations governing Eagle’s operation, exploration and development activities, and changes in such laws and regulations; (xv) Eagle’s ability to obtain or renew the licenses and permits necessary for the operation and expansion of its existing operations and for the development, construction and commencement of new operations; (xvi) risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, potential unintended releases of contaminants, industrial accidents, unusual or unexpected geological or structural formations, pressures, cave-ins and flooding); (xvii) inherent risks associated with tailings facilities and heap leach operations, including failure or leakages; the speculative nature of mineral exploration and development; the inability to determine, with certainty, production and cost estimates; inadequate or unreliable infrastructure (such as roads, bridges, power sources and water supplies); (xviii) environmental regulations and legislation; (xix) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xx) risks relating to Eagle’s exploration operations; (xxi) fluctuations in currency markets; (xxii) the volatility of the metals markets, and its potential to impact Eagle’s ability to meet its financial obligations; (xxiii) disputes as to the validity of mining or exploration titles or claims or rights, which constitute most of Eagle’s property holdings; (xxiv) Eagle’s ability to complete and successfully integrate acquisitions; (xxv) increased competition in the mining industry for properties and equipment; (xxvi) limited supply of materials and supply chain disruptions; (xxvii) relations with and claims by indigenous populations; (xxviii) relations with and claims by local communities and non-governmental organizations; and (xxix) the risk that the Series A Preferred Stock Investment may not be completed, or that other capital needed by the combined company may not be raised on favorable terms, or at all. The foregoing list is not exhaustive, and there may be additional risks that neither SVII, Eagle, nor New Eagle presently know or that SVII, Eagle, and New Eagle currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the “Risk Factors” section of the 2024 Form 10-K, the risks described or to be described in the Registration Statement, the Proxy Statement, and any amendments or supplements thereto, and those discussed and identified in filings made with the SEC by SVII, New Eagle or Eagle from time to time. Eagle, New Eagle, and SVII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. Neither Eagle, SVII, nor New Eagle undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that New Eagle, Eagle or SVII will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Proposed Business Combination, in SVII’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

Investor Relations Contact:

775-335-2029

info@eagleenergymetals.com

Media Relations Contact:

Gateway Group

Zach Kadletz, Brenlyn Motlagh

949-574-3860

EAGLE@Gateway-grp.com